UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01 Entry into a Material Definitive Agreement

On December 15, 2023, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” and the “company”) entered into an Exchange Agreement with Wei Peu (Derek) Zen and Seah Lim, M.D., directors of the company, pursuant to which we have agreed to issue to Mr. Zen and Dr. Lim shares of our common stock valued for this purpose at $0.29 a share in exchange for their surrender for cancellation of promissory notes of the company held by them in the principal amount of $1,000,000 and $1,200,000, respectively, together with accrued and unpaid interest. No additional consideration was paid in connection with the exchange.

Mr. Zen’s promissory note was convertible into shares of our common stock at a conversion price of $0.50 a share, was due on demand after January 24, 2024 and bore interest at the annual rate of 10%, payable on demand. Dr. Lim’s promissory note was due September 16, 2025, bore interest at the annual rate of 6% and provided for our issuance to Dr. Lim of 240,000 shares of our common stock upon maturity or earlier prepayment of the promissory note. The $0.29 value per share or our common stock issued in the exchange represents a substantial premium to the closing price of our common stock as reported on the OTCQX on December 14, 2023.

The foregoing is a summary only of the material terms of the Exchange Agreement, a copy of which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The information in Item 1.01 regarding the issuance of the Closing Shares is hereby incorporated herein by reference. We issued a total of 8,208,409 shares of common stock to Mr. Zen and Dr. Lim without registration under the Securities Act of 1933, as amended, in reliance on the exemption from registration under Section 3(a)(9) of the Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Exchange Agreement dated as of December 15, 2023
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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